Exhibit 10.3


                                                                       EXHIBIT D

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT OR STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.


                          COMMON STOCK PURCHASE WARRANT
                                       OF
                                   EMTEC, INC.

No.
    -----


     1.1. GRANT. Emtec, Inc., a Delaware corporation (the "COMPANY"),  for value
received,  hereby  grants to         (1)  ("HOLDER")  under the terms herein the
                              -------
right to purchase the Warrant Number (as defined below) of the fully paid and non-assessable shares of the Company's common stock ("COMMON STOCK"), par value $.01 per share (such shares purchased upon exercise of this Warrant being the "WARRANT SHARES"), at a per share exercise price equal to the Exercise Price (as defined below). "WARRANT NUMBER" means that number of shares of Common Stock as equals %(2) of the Company's Common Stock outstanding at the time of and
        ---
after giving effect to the exercise of this Warrant, on a fully diluted basis (that is, calculated as if all warrants (including this Warrant), options and other securities exercisable or exchangeable for capital stock of the Company had been exercised or converted in full.

     1.2. EXERCISE PERIOD. This warrant shall terminate and become void as of 5:00 p.m., Eastern Standard Time, on [the date 5 years after the Effective Time under the Merger Agreement] (the "EXPIRATION DATE"). This warrant may be exercised by the Holder at any time and from time to time, commencing on the date of the original issuance of this warrant up to and including the Expiration Date.

     1.3.  EXERCISE  PRICE.  The per share  exercise  price of this  Warrant  is
$[    ](3) divided by the number of Warrant Shares (the "EXERCISE PRICE").
  ----

     1.4. EXERCISE PROCEDURE. In order to exercise the Warrant, the Holder hereof must surrender the Warrant at the office of the Company, at 572 Whitehead Road, Bldg. #1, Trenton, NJ 08619, Attention: Secretary, or such other address as the Company may specify by written notice to the Holder hereof, with the Exercise Subscription Form attached hereto as EXHIBIT A duly executed by the Holder hereof, together with any required payment in full of the Exercise Price then in effect for the Warrant Shares, as to which the Warrant is submitted for

--------
(1) Darr Westwood LLC ("LLC") or Mary Margaret Grabel ("MMG").

(2) 8% for LLC and 2% for MMG.

(3) $2,956,601.60 for LLC and $739,150.40 for MMG.

exercise, all subject to the terms and conditions hereof. Any such payment of the Exercise Price shall be in cash (except as provided in Section 1.5 hereof), payable to the order of the Company, by bank check or wire transfer of an amount equal to the applicable Exercise Price.

     1.5. NET ISSUE EXERCISE.

          (a) In lieu of paying the Exercise Price in cash, the Holder may elect to pay the Exercise Price with Warrant Shares by surrender of this Warrant at the principal office of the Company together with notice of such election in the form of EXHIBIT B attached hereto, in which event the Company shall issue to the Holder that number of Warrant Shares computed using the following formula:

                                Y (A - B)
                         Y  =   ---------
                                    A
Where

     X is the number of Warrant Shares to be issued to Holder pursuant to this Section 1.5;

     Y is the number of Warrant Shares as to which Holder is exercising this Warrant;

     A is the Fair Market Value Price (as hereinafter defined) of the Company's Common Stock in effect under this Warrant as of the date of exercise of this Warrant; and

     B is the Exercise Price in effect under this Warrant as of the date of exercise of this Warrant.

          (b) As used herein, the "FAIR MARKET VALUE PRICE" of the Company's Common Stock shall be the average of the closing prices per share of the Company's Common Stock as reported by the average of the closing bid and asked prices quoted in the Over-The-Counter Market Summary as published in the Eastern Edition of The Wall Street Journal for the ten (10) trading days immediately prior to the date of determination of such price. If the Company's Common Stock is not traded Over-The-Counter (or on an exchange), the "FAIR MARKET VALUE PRICE" of the Company's Common Stock shall be the price per share as determined in good faith by the Company's Board of Directors.

     1.6. PARTIAL EXERCISE. This Warrant may be exercised for less than the aggregate number of Warrant Shares, in which case the number of Warrant Shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon any such partial exercise, the Company, at its expense shall forthwith issue to the Holder hereof a new Warrant or Warrants of like tenor calling for the number of remaining Warrant Shares as to which rights have not been exercised, such Warrant or Warrants to be issued in the name of the holder hereof or its nominee (upon payment by such holder of any applicable transfer taxes).

     1.7. EXPENSES IN CONNECTION WITH EXERCISE. The Company shall pay all taxes and other governmental charges that may be imposed on the Company or on the Warrant or on the Warrant Shares or any other securities deliverable upon exercise of the Warrant. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock or other securities underlying the Warrant or payment of cash to any person other than the Holder of the Warrant surrendered upon the exercise of a Warrant, and in case of such transfer or payment, the Company shall not be required to issue any stock certificate or pay any cash until such tax or other charge has been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

     1.8. INVESTMENT AGREEMENT. This Warrant and the other warrant dated the date hereof issued by the Company to a certain other investor (the "RELATED WARRANT") have been issued under the terms of the Agreement and Plan of Merger, by and among the Company, Emtec Viasub LLC and Darr Westwood Technology Corporation, dated as of July ___, 2005 (the "AGREEMENT"). This Warrant and the Related Warrant evidence the obligation of the Company to issue shares of its capital stock in the aggregate equal to ten percent (10%) of such stock calculated on a fully diluted basis in accordance with the Agreement. The Holder is entitled to the benefits of the Agreement and all exhibits thereto, and reference is made thereto for a description of all rights and remedies thereunder.

     2.1. STOCK FULLY PAID; RESERVATION OF SHARES. All of the Common Stock issuable upon the exercise of the rights represented by this Warrant shall, upon issuance and receipt of the applicable Exercise Price therefor, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges of whatever nature. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance a sufficient number of shares of its Common Stock to provide for the full exercise of the Warrant Shares represented by this Warrant. The Company hereby agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the proper certificates for Common Stock upon the full or each partial exercise of this Warrant.

     2.2. FRACTIONAL INTEREST. The Company may, but shall not be required to, issue fractional shares of Common Stock on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would be issuable on the exercise of any Warrant (or specified portion thereof), the Company may, in lieu thereof, pay an amount in cash calculated by it to be equal to the then current market value per share of Common Stock (as determined by the Board of Directors) multiplied by such fraction computed to the nearest whole cent; PROVIDED, HOWEVER, that in the event the Company is unable or is not permitted under applicable law or under any applicable financing agreements to pay such amount in cash, the Company shall issue fractional shares rounded to the nearest one one-hundredth (1/100) of a share.

     3.1. NO VOTING RIGHTS. Prior to the exercise of the Warrant, no Holder of this Warrant, as such, shall be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote, to consent, to exercise any preemptive right, to receive any notice of meetings of stockholders for the election of directors of the Company or any other matter or to receive any notice of any proceedings of the Company, except as may be specifically provided for herein.

     3.2. RIGHT OF ACTION AND REMEDIES. All rights of action in respect of this Warrant are vested in the Holder of the Warrant, and any Holder of the Warrant or the Holder of any other Warrant, may, in such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder's right to exercise, exchange or tender for purchase such Holder's Warrant in the manner provided herein. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that the same may be specifically enforced.

     4.1. SURRENDER OF WARRANT. A Warrant surrendered for exercise or redemption shall, if surrendered to the Company shall be promptly canceled by the Company and shall not be reissued by the Company. The Company shall destroy such each canceled Warrant.

     4.2. MUTILATED, DESTROYED, LOST AND STOLEN WARRANTS.

          (a) If (i) a mutilated Warrant is surrendered to the Company or (ii) the Company receives evidence to its reasonable satisfaction of the destruction, loss or theft of the Warrant, and there is delivered to the Company such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Company that such Warrant has been acquired by a bona fide purchaser, the Company shall execute and deliver, in exchange for any such mutilated Warrant or in lieu of any such destroyed, lost or stolen Warrant, a new Warrant of like tenor and for a like aggregate number of Warrant Shares.

          (b) Upon the issuance of any new Warrant under this Section 4.2, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the reasonable fees and expenses of the Company and of counsel to the Company) in connection therewith.

          (c) A new Warrant executed and delivered pursuant to this Section 4.2 in lieu of any destroyed, lost or stolen Warrant shall constitute an original contractual obligation of the Company, whether or not the destroyed, lost or stolen Warrant shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Warrant equally and proportionately with any and all other Warrants duly executed and delivered hereunder.

          (d) The provisions of this Section 4.2 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, destroyed, lost or stolen Warrants.

     4.3. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given, and shall be effective upon receipt, if delivered personally, telecopied (which is confirmed), sent by registered or certified mail (return receipt requested), or sent by overnight courier (providing proof of delivery) to the Holder at such Holder's address or facsimile number listed on the register of the Company and to the Company as follows (or at such other address for a party as shall be specified by like notice):

                           Emtec, Inc.
                           572 Whitehead Road, Bldg. #1
                           Trenton, NJ 08619
                           Attn: Secretary
                           Facsimile:  609.528.
                                               ----

     4.4. PERSONS BENEFITING. This Warrant shall be binding upon and inure to the benefit of the Company, and its respective successors and assigns, and the Holder, from time to time, of the Warrant. Nothing in this Warrant is intended or shall be construed to confer upon any Person, other than the Company, and the Holder of the Warrant any right, remedy or claim under or by reason of this Warrant or any part hereof.

     4.5.  COUNTERPARTS.   This  Warrant  may  be  executed  in  any  number  of
counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

     4.6. HEADINGS. The descriptive headings of the several Sections of this Warrant are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.

     4.7. AMENDMENTS. The Company shall not, without the prior written consent of the Holder of the Warrant, by supplemental agreement or otherwise, make any changes, modifications or amendments to this Warrant.

     4.8. APPLICABLE LAW. THIS WARRANT AND ALL RIGHTS ARISING HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS AND INSTRUMENTS EXECUTED AND TO BE PERFORMED ENTIRELY IN SUCH STATE.

     4.9. WAIVER OF JURY TRIAL. EACH PARTY TO THIS WARRANT, AND EACH HOLDER BY ACCEPTANCE OF THE WARRANT, HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     This Warrant shall not be valid for any purpose until it shall have been signed by the Company.

Dated:           , 2005
       ------- --
                                        EMTEC, INC.


                                        By:
                                           -----------------------------
                                             Name:
                                             Title:

                                        ACCEPTED AS OF THE DATE HEREOF:


                                        HOLDER




                                        --------------------------------

                                                                       EXHIBIT A


                  [To be signed only upon exercise of Warrant]



                           EXERCISE SUBSCRIPTION FORM



TO:  Emtec, Inc.
     572 Whitehead Road, Bldg. #1
     Trenton, NJ 08619
     Attn:  Secretary




     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to
purchase  thereunder,        % of the Company's Common Stock  outstanding at the
                       ------
time of and after giving effect to the exercise of the Warrant, on a fully diluted basis (that is, calculated as if all warrants (including the Warrant), options and other securities exercisable or exchangeable for capital stock of the Company had been exercised or converted in full and herewith makes payment of $ therefor, and requests that the certificates for such shares be issued
    -----
in  the  name  of,  and  be  delivered  to               ,   whose   address  is
             .                               ------------
-------------

Dated:
       ---------------------

                                          ---------------------------------



By
  -------------------------------


                                          Address:

                                          ---------------------------------

                                          ---------------------------------

                                                                       EXHIBIT B

                           FORM OF NET ISSUE EXERCISE



TO:  Emtec, Inc.
     572 Whitehead Road, Bldg. #1
     Trenton, NJ 08619
     Attn:  Secretary




     The undersigned,  the holder of the attached Warrant number       ,  hereby
                                                                 ------
irrevocably elects to exercise the purchase right represented by such Warrant pursuant to Section 1.5 (Net Issue Exercise) thereof, and requests that the certificates for such shares be issued in the name of, and be delivered to
                            , whose address is                              .
----------------------------                   -----------------------------



Dated:
       ---------------------           -------------------------------------


                                       By:
                                           ---------------------------------

                                       Address:



                                       -------------------------------------



                                       -------------------------------------